EXHIBIT 99.5

                              PETSEC ENERGY INC.

                     Term Sheet for Plan of Reorganization

                                 June 16, 2000

I.       Parties to Term Sheet

            Petsec (USA) Inc. ("PUSA")
            Petsec Energy Inc. ("Petsec")
            Undersigned holders of the 9 1/2% Senior Notes due 2007 (the
               "Notes") issued by Petsec
            Senior Management of Petsec
            The Official Committee of Unsecured Creditors (the "Committee")
               of Petsec

II.      Framework

Petsec and/or all the assets of Petsec will be sold as promptly as practicable. During the sale process, Petsec will, in accordance with a budget (the "Budget") agreed to by Petsec, the Committee and Foothill Capital Corporation ("Foothill"), (a) continue to operate its business in the ordinary course, including managing its trade accounts payable in the ordinary course consistent with past practice and (b) make capital expenditures necessary to preserve the value of Petsec's assets. The process, timing and budget for the marketing and sale of Petsec and/or its assets (the "Marketing Process") shall be agreed to by Petsec and the Committee. The net proceeds of all sales of Petsec assets after payment in full of Petsec's obligations to Foothill and amounts necessary to assume and assign any contracts or leases related to the assets sold and in excess of the amounts necessary to operate Petsec in accordance with the Budget shall be deposited in an interest-bearing escrow account, which proceeds shall not be used by Petsec without the consent of the Committee or an order of the Bankruptcy Court.

III.     Sale Terms

         a. Any sale of Petsec or any of its assets shall be subject to the consent of the Committee. Acceptance of a bid for consideration other than cash that does not include sufficient cash to pay the Foothill Debt, priority claims and the Carve-Out Amounts contemplated hereby will also require the consent of Petsec, PUSA and Senior Management.

         b. Houlihan Lokey Howard & Zukin Capital, L.P. ("HLHZ") shall serve as the transaction broker (the "Transaction Broker") subject to being terminated by Petsec as provided in the following sentence. Provided that (i) Petsec files a plan which incorporates the terms of the Term Sheet and in no way materially impairs the rights accorded the holders of the Notes (the "Noteholders") under the Term Sheet; and
                  (ii) Petsec (w) circulates a draft of such plan to the Committee and its advisors on or before May 26, 2000; (x) circulates a draft of the disclosure statement to such plan (the "Disclosure Statement") to the Committee and its advisors on or before June 5, 2000; (y) files such Plan and

                  Disclosure Statement with the Court on or before June 30, 2000; and (z) seeks to obtain a hearing on the Disclosure Statement, which hearing shall occur on or before July 31, 2000, then, so long as Petsec satisfies its obligations under clauses (i) and (ii) hereinabove set forth, Petsec may, at its option, terminate HLHZ as the Transaction Broker if, on or before the earlier of (i) forty-five days after the entry of a final order approving the adequacy of the Disclosure Statement or (ii) the date for submission of ballots on the Plan, HLHZ fails to procure in writing, binding commitments to vote to accept the Plan of at least two-thirds in amount and more than one-half in number of the claims held by the Noteholders that vote to accept or reject the Plan.

         c. Petsec and the Committee will jointly implement the sale in accordance with the Marketing Process incorporating the economic terms set forth herein relative to the allocation of sales proceeds.

IV.      Distribution of Sales Proceeds

         The proceeds of the sale of Petsec and/or its assets shall be distributed in the following order of priority:

a.       The Foothill Debt;

b. Transaction costs, contract and lease assumption costs and claims having priority over the Noteholders' claims (including (i) claims of Petsec's senior management (the "Senior Management")(*1) for severance benefits under their employment agreements or otherwise in an aggregate amount not to exceed $491,303 (the "Guaranteed Payment") which together with the Incentive Payment (as defined below) shall constitute payment in full for any and all severance or related claims asserted or assertable by Senior Management); (ii) claims of Petsec employees (including Senior Management) for accrued and unpaid vacation pay in an amount set out on Exhibit J of the Employee Motion (as defined below); (iii) claims of Petsec employees (exclusive of Senior Management) payable in accordance with the Petsec Energy Inc. Year 2000 Severance Plan (the "Employee Severance"); and (iv) reasonable professional fee claims of Akin, Gump, Strauss, Hauer & Feld, L.L.P.; Vinson & Elkins L.L.P.; HLHZ; and Gordian Group, L.P. ("Gordian Group"), provided however, that Petsec's engagement letter with Gordian Group shall be amended in accordance with Exhibit A hereto. To the extent any of the amounts for the Guaranteed Payment and/or Employee Severance are not paid, such amount shall be available for distribution to Petsec's creditors, PUSA and the PUSA and Senior Management Carve-Out Amounts in accordance with the terms set forth herein.

c. To the extent not paid pursuant to paragraph IV.b. hereof, all priority tax claims in cash in full in the ordinary course or as otherwise required by applicable law.

d.       Payment to the following on a pari passu basis:

---------------------
(*1) Senior Management shall be defined to include only John T. Bellatti, Howard H. Wilson, Jr., William R. Sack, James E. Slatten, III, and Ross A. Keogh.

         (i) the Noteholders , including all interest, fees and expenses accrued as of the petition date (who will carve out a portion of the Noteholders' recoveries in accordance with the "Carve-Out Agreement" described below);

         (ii)     all other unsecured claims on par with the Noteholders;(*2)

e. The Noteholders in an amount equal to any amounts carved out of Noteholders' recoveries under the Carve-Out Agreement;

f.       The holder of the subordinated shareholder loan; and

g.       The holder of equity interests in Petsec.

V.       Carve-Out Agreement

a. The Noteholders agree to carve out from their recovery and allow Petsec to pay to PUSA and the Senior Management, as applicable, amounts (the "Carve-Out Amounts") representing the following percentages of the actual distributions payable to the Noteholders in the bankruptcy case (the "Recovery"); provided however, that the costs incurred in connection with the prosecution of, and the proceeds of, any claims asserted or assertable by the Debtor or the Committee under Chapter 5 of the United States Bankruptcy Code (or similar state law cause of action) shall be excluded from the calculation of the Recovery for purposes of determining the Carve-Out Amounts. PUSA may retain its portion of the Carve-Out Amounts on account of its equity interest in Petsec (the "Equity Claim") or its subordinated shareholder loan (the "Shareholder Loan Claim").


----------------------------------------------------------------------------------------------------------------------
Noteholders' Recovery             PUSA Carve-Out Amounts                     Senior ManagementCarve-Out Amounts
----------------------------------------------------------------------------------------------------------------------
Less than $60 Million             3.375% of Recovery                         1.375% of Recovery

$60 to less than $70 Million      Above,  plus 6.375% of Recovery  from $60  Above,  plus 1.375% of Recovery  from $60
                                  to $70 Million                             to $70 Million

$70 to less than $80 Million      Above,  plus 9.375% of Recovery  from $70  Above,  plus 1.375% of Recovery  from $70
                                  to $80 Million                             to $80 Million

$80 to less than $90 Million      Above,  plus 12.375% of Recovery from $80  Above,  plus 1.375% of Recovery  from $80
                                  to $90 Million                             to $90 Million

$90 to less than $100 Million     Above,  plus 15.375% of Recovery from $90  Above,  plus 1.375% of Recovery  from $90
                                  to $100 Million                            to $100 Million

$100 Million to 100%  Recovery    Above, plus 18.375% of Recovery from       Above, plus 1.375% from $100 million to
                                  $100 Million to 100% Recovery              100% Recovery
----------------------------------------------------------------------------------------------------------------------

b. The Senior Management Carve-Out Amount shall be allocated as incentive payments (the "Incentive Payments") among the Senior Managers in accordance with the percentages set forth on Exhibit I to the Employee Motion. Guaranteed Payment, accrued vacation, and the Incentive Payment shall be payable in accordance with the Motion for Authority to Continue Year 2000 Severance Plan and Vacation Policy, To Assume Modified Key Employment Agreements and Approve Management Incentive Plan (the "Employee Motion"), substantially in form as filed by Petsec with the Bankruptcy Court on May 5, 2000. The relief requested in the Employee Motion shall be approved by a separate, signed order of the Bankruptcy Court on the same date that HLHZ is appointed as Transaction Broker.

---------------
(*2) The Petsec Plan of Reorganization shall provide for an administrative convenience class in the amount of up to $5000 per unsecured claim.

c. Provided that the Transaction Broker's terms of engagement contain similar time-based incentives, the foregoing PUSA and Senior Management Carve-Out Amounts shall be increased or decreased as follows:

         (i)If one or more purchase and sale agreements or similar transaction agreements is entered into for the sale or transfer of Petsec or any of its assets after January 18, 2000, but on or before September 15, 2000 (and such agreement or agreements close on or before October 30, 2000), the PUSA and Senior Management Carve-Out Amounts shall be increased by 20% with respect to that portion of the aggregate gross consideration attributable to the assets transferred pursuant to such agreement or agreements or any topping offers that are received in respect of the underlying assets (the "Pre-September 15th Gross Consideration") as it relates to the total aggregate gross consideration received for all of Petsec and/or its assets (the "Total Aggregate Gross Consideration"). The calculation of the foregoing is as follows: (PUSA and Senior Management Carve-Out Amounts) x (1.20) x (Pre-September 15th Gross Consideration / Total Aggregate Gross Consideration).

         (ii)If one or more purchase and sale agreements or similar transaction agreements is entered into for the sale or transfer of Petsec or any of its assets after September 15, 2000, but on or before December 15, 2000 (and such agreement or agreements close on or before January 31, 2001), then the PUSA and Senior Management Carve-Out Amounts shall not be adjusted under this Paragraph with respect to that portion of the aggregate gross consideration attributable to the assets transferred pursuant to such agreement or agreements or any topping offers that are received in respect of the underlying assets.

         (iii)If one or more purchase and sale agreements or similar transaction agreements is entered into for the sale or transfer of Petsec or any of its assets after December 15, 2000, the PUSA and Senior Management Carve-Out Amounts shall be decreased by 20% with respect to that portion of the aggregate gross consideration attributable to the assets transferred pursuant to such agreement or agreements or any topping offers that are received in respect of the underlying assets (the "Post-December 15th Gross Consideration") as it relates to the Total Aggregate Gross Consideration. The calculation of the foregoing is as follows: (PUSA and Senior Management Carve-Out Amounts) x (0.80) x (Post-December 15th Gross Consideration/Total Aggregate Gross Consideration). This clause shall not apply in the event a "reasonable" written sale offer is received prior to December 15, 2000, but rejected by the Committee. A written offer shall be deemed "reasonable" only if the asset or assets subject to such offer are subsequently sold at a price that is equal to or less than the price contained in the rejected offer.

d. The Shareholder Loan Claim and the Equity Claim shall be satisfied out of the PUSA Carve-Out Amount and any deficiencies on such claims shall be subordinate to the claims of Noteholders. To the extent that such claims are paid on or after January 18, 2000 from sources other than the PUSA Carve-Out Amount, the PUSA Carve-Out Amount shall be reduced on a dollar-for-dollar basis.

VI.      Implementation

         Petsec and the Committee will use their best efforts to implement the Marketing Process as promptly as practicable as contemplated hereby. Petsec also will file a plan of reorganization (the "Plan") and, if necessary or required by the buyer, a Section 363 Sale Motion as promptly as practicable. The Plan will provide for the distribution of the sale proceeds in accordance with the terms set forth above save and except the payment of funds contemplated in the Employee Motion which shall be covered by a separate order of the Bankruptcy Court.


                                              PETSEC ENERGY INC.


                                              By:__________________________
                                                     Name
                                                     Title


                                              PETSEC (USA) INC.


                                              By:__________________________
                                                     Name:
                                                     Title:


                                              JOHN T. BELLATTI

                                              -----------------------------



                                              HOWARD H. WILSON, JR.

                                              -----------------------------


                                              WILLIAM R. SACK

                                              -----------------------------




                                              JAMES E. SLATTEN, III


                                              -----------------------------

                                              ROSS A. KEOGH


                                              -----------------------------


                                           THE OFFICIAL COMMITTEE OF UNSECURED
                                           CREDITORS OF PETSEC ENERGY INC.



                                              SUN AMERICA INVESTMENTS INC.


                                              By:_______________________________
                                              Kaye Handley
                                               Committee Co-Chair

                                              FIDELITY MANAGEMENT & RESEARCH CO.


                                              By:_______________________________
                                              William P. Wall
                                                Committee Co-Chair

                                            EVERGREEN STRATEGIC INCOME FUND


                                            By:_________________________________
                                            Prescott Crocker
                                             Title:

                                            FIDELITY SUMMER STREET TRUST:
                                            FIDELITY CAPITAL & INCOME FUND


                                            By:_________________________________
                                            Name:
                                             Title:

                                            FIDELITY FIXED - INCOME TRUST:
                                            FIDELITY HIGH INCOME FUND


                                            By:_________________________________
                                            Name:
                                             Title:




                                            SUN AMERICA INC.


                                            By:_________________________________
                                            Name:
                                             Title:

                                            THE DREYFUS CORP.


                                            By:_________________________________
                                            Roger E. King
                                             Title:

                                            COLONIAL MANAGEMENT ASSOCIATES, INC.


                                            By:_________________________________
                                            Greg Smalley
                                             Title:

                                   EXHIBIT A

                                       TO

                     TERM SHEET FOR PLAN OF REORGANIZATION

         Gordian Group's engagement letter dated October 15, 1999 (the "Engagement Letter"), shall be modified in the following respects:

         1. Gordian Group shall waive any Additional Fees relating to any Financial Transaction consummated after February 1, 2000.

         2. Gordian Group shall be approved as Petsec's financial advisor for the duration of Petsec's Chapter 11 bankruptcy case.

         3. Petsec's estate's obligation to pay Gordian Group's fees and expenses shall be the longer of (a) three (3) months or (b) such period as may be required by Petsec's DIP/cash collateral lender as a condition of lending in Chapter 11, but in no event shall the estate's obligation for Gordian's fees be less than $195,000. Subject to the limitation on the estate's obligation to pay Gordian Group's fees set forth in the preceding sentence, Gordian Group shall continue to be paid $65,000 per month provided that the total payments to Gordian Group under the Engagement Letter shall not exceed $1,500,000.